SUPPLEMENT DATED NOVEMBER 6, 2001
                   TO THE STATEMENT OF ADDITIONAL INFORMATION OF

                     USALLIANZ ALTERITY(TM) VARIABLE ANNUITY
                             DATED NOVEMBER 5, 2001

                                    ISSUED BY
                 ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
                         ALLIANZ LIFE VARIABLE ACCOUNT B

This Supplement updates certain information contained in the Statement of Additional Information.

     The date of the above referenced Statement of Additional Information is changed to November 6, 2001. All references in the prospectus to its effective date are changed to indicate an effective date of November 6, 2001. All references in the Statement of Additional Information to the date of November 5, 2001 are changed to read November 6, 2001.